ALLOWANCE FOR EXPECTED CREDIT LOSSES	12 Months Ended
Dec. 31, 2022
Credit Loss [Abstract]
ALLOWANCE FOR EXPECTED CREDIT LOSSES	ALLOWANCE FOR EXPECTED CREDIT LOSSESThe Company records an allowance for expected credit losses based on an assessment of the impact of current and expected future conditions, inclusive of the Company's estimate of the potential impacts of the COVID-19 pandemic, Russian-Ukrainian conflict and significant global inflationary pressures on credit losses. The effect of these are subject to significant judgment and may cause variability in the Company’s allowance for credit losses in future periods. Movements in the allowance for expected credit losses may result in gains as well as losses recorded in income as changes occur in the balances of our financial assets and the risk profiles of our counterparties.
The following table presents the impact of the allowance for expected credit losses on the Company's balance sheet line items for the year ended December 31, 2022.

(in thousands of $)	Trade receivables	Other receivables	Related Party receivables	Investment in sales-type, direct financing leases and leaseback assets	Other long-term assets	Total
Balance as of December 31, 2021	96	486	3,255	1,263	1,888	6,988
Derecognition of Seadrill credit loss balances	—	—	(3,200)	—	—	(3,200)
Change in allowance recorded in 'other financial items'	164	418	(25)	(1,071)	(8)	(522)
Balance as of December 31, 2022	260	904	30	192	1,880	3,266

The impact of the allowance for expected credit losses on the associates is disclosed in Note 19: Investment in Associated Companies.

During the year ended December 31, 2022, credit loss balances of $3.2 million were derecognized as Seadrill emerged from Chapter 11 in February 2022. Also, during the year ended December 31, 2022, SFL determined that Seadrill is no longer a related party following the emergence from bankruptcy. (See also Note 26: Related Party Transactions).